Exhibit 10.4

Third Amendment to License & Development Agreement

               This Amendment, dated November 7, 2003 (“Amendment”), is the Third Amendment to that certain License and Development Agreement, dated April 24, 2002, as amended by that certain First Amendment to License & Development Agreement dated as of June 10, 2003 (the “Agreement”), each between SIERRA DESIGN GROUP, a Nevada corporation with offices located at 300 Sierra Manor Drive, Reno, NV 89511 (“LICENSOR”), and WMS GAMING INC., a Delaware corporation with offices located at 800 S. Northpoint Boulevard, Waukegan, Illinois 60085 (“LICENSEE”).

          WHEREAS, the parties desire to amend the Agreement;

          THEREFORE, in consideration of the mutual promises and covenants set forth in this Amendment, the sufficiency and receipt of which is hereby acknowledged, LICENSOR and LICENSEE agree as follows:

1.	Definitions

1.1.	Section 1 of the Agreement is amended to add the following term: “[*]” shall mean [*] and such other functionality as the parties may mutually agree. LICENSOR agrees to use best commercial efforts to include maximum bet game specific set-up in [*], but it shall not constitute a Deliverable for [*].

1.2.	Section 1 of the Agreement is amended to add the following term: “[*]” shall mean the version of SDG Platform Rev B that includes the additional functionality listed on Annex 1.2 attached hereto and incorporated herein and correction of identified defects in accordance with the Agreement.

1.3.	Section 1 of the Agreement is amended to add the following term: “[*]” shall mean [*]. [*] shall also include the additional functionality described on Annex 1.3 attached hereto and incorporated herein and such other functionality as the parties may mutually agree and correction of identified defects in accordance with the Agreement.

1.4.	The term “Final Load”, as defined with respect to [*], is deleted in its entirety and replaced with the following: “’Final Load’ shall mean [*].

*Information has been omitted from this document and filed separately with the Securities and Exchange Commission under a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

1.5.	1.5 “New Bonus Amounts” shall mean, with respect to [*] or [*], the Bonus amounts as set forth in Annex 2.3 (which aggregate to [*]) and, with respect to [*], the Bonus amounts associated with all of the parts of Milestone 4D as set forth in Annex 2.3 (which aggregate to [*]).

1.6.	1.6 “Original Bonus Amounts” shall mean the Bonus amounts associated with Milestones 1A, Milestones 2A-2E, Milestones 3A-3B, and Milestones 4A-4B (as modified) (which aggregate to [*]).

1.7.	1.7 “Pre-Submission Milestones” shall mean, with respect to [*] for each of Nevada, New Jersey and Mississippi, Milestones 4C-1 through 4C-2 and, with respect to [*], Milestones 4D-1 through 4D-2.

1.8.	1.8 “All Tests Passed” shall mean delivery by LICENSOR of a Final Load for which no Major Defects are outstanding.

2.	Additional Consideration

2.1.	Section 3a of the Agreement is amended by adding the following sentences at the end of such Section: “In consideration of the additional functionality added to [*], an amount equal to [*] shall be paid to LICENSOR within [*] of [*]. In consideration of the additional functionality to be included in [*], an amount equal to [*] shall be paid to LICENSOR within [*] of completion of All Tests Passed for [*]. Such consideration for additional functionality is not subject to the penalty provisions of Section 3c or Exhibit D.

3.	Milestones (Exhibit C)

3.1 The Bonuses applicable to Milestones [*] are [*]. The Bonus applicable to Milestone [*] is [*].

3.2 Milestone [*] is [*].

3.4 Milestones [*] on Exhibit C are [*] set forth on Annex 2.3 attached hereto and incorporated herein.

3.5 The aggregate Bonus of [*] for Sell 2 and Sell 3 set forth in Exhibit C remains allocated to Sell 2 and Sell 3, to the extent the parties reach agreement on Milestones for Sell 2 and Sell 3.

4.	Bonus License Fees and Penalties (Exhibit D)

4.1	Paragraph A.4 of Exhibit D is deleted in its entirety and replaced with the following:

*Information has been omitted from this document and filed separately with the Securities and Exchange Commission under a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

“Subject to this Paragraph A and Paragraph B herein, Bonuses associated with Milestones 4C and 4D set forth in Exhibit C will be deemed earned as follows:

[*] GLI Approval

The Bonus associated with GLI approval for [*] shall consist of the Bonuses associated with each of Milestones 4C-3a (GLI submission) and 4C-4a (GLI approval) to the extent each such Milestone date is met without delay.

[*] GLI, NV, MS and NJ Submissions

Notwithstanding the provisions of Paragraph A.1 above, if any of the Pre-Submission Milestones for [*] are not met, but [*] in each of Nevada, Mississippi and New Jersey (Milestone 4C-3c) is met with no delay, then [*] of the New Bonus Amounts attributed to the Pre-Submission Milestones for [*] and [*] of the submittal Bonus for [*] in Nevada, Mississippi and New Jersey (Milestone 4C-3c) shall be deemed to be [*] earned for Nevada, Mississippi and New Jersey, respectively. If the Milestone Date for regulatory submission of [*] in GLI (Milestone 4C-3b) is met with no delay, then the submittal Bonus for GLI shall be deemed [*] earned.

[*] All Test Pass

Notwithstanding the provisions of Paragraph A.1 above, if any of the Pre-Submission Milestones for [*] are not met, but [*] (Milestone 4D-3) is met with no delay, then [*] of the New Bonus Amounts attributed to the Pre-Submission Milestones for [*] and [*] of the All Tests Passed Bonus for [*] shall be deemed to be [*] earned with respect to GLI, Nevada, Mississippi and New Jersey.

[*] New Jersey Approval

If the New Jersey approval letter for [*] is received by LICENSEE on or before [*] following the New Jersey approval Milestone Date (Milestone 4D-5a), then the Bonus for such Milestone shall be deemed to be [*] earned; if the New Jersey approval letter for [*] is not received within [*] after the New Jersey approval Milestone Date (Milestone 4D-5a) for any reason, then the Bonus for such Milestone will not earned. For purposes of determining whether the New Jersey approval Milestone is met for [*], the provisions of the last sentence of Section 4.h of the Agreement and Paragraph B.2(d) of this Exhibit D shall not apply. LICENSOR and LICENSEE shall use best commercial efforts to gain approval for [*] from New Jersey.

[*] GLI, Nevada and Mississippi Approval

LICENSOR and LICENSEE shall use best commercial efforts to gain approval for [*] from GLI, Nevada and Mississippi.”

4.2	Paragraph A.5 of Exhibit D is deleted in its entirety and replaced with the following:

*Information has been omitted from this document and filed separately with the Securities and Exchange Commission under a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

“Subject to the provisions of Paragraph B of this Exhibit D, an amount equal to the submittal Bonus for [*] for GLI (Milestone 4C-3b) shall be paid to LICENSOR within [*] of receipt of approval for [*] from GLI.

Subject to the provisions of Paragraph B of this Exhibit D, with respect to each of Nevada and Mississippi, an amount equal to the sum of [*] of the Original Bonus Amounts, [*] of any earned New Bonus Amounts attributed to the Pre-Submission Milestones for [*] and, to the extent earned, [*] of the submittal Bonus for [*] for Nevada, Mississippi and New Jersey (Milestone 4C-3c) shall be paid to LICENSOR within [*] of receipt of approval for [*] for Nevada or Mississippi. In the event that LICENSEE elects to substitute [*] for [*] in either or both Nevada or Mississippi, payment of any Bonuses earned in connection with [*] for such jurisdiction shall be paid within [*] of completion of the corresponding approval Milestone for [*] (Milestones 4D-4c and 4D-4d).

Subject to the provisions of Paragraph B of this Exhibit D, an amount equal to the sum of [*] of the Original Bonus Amounts, [*] of any earned New Bonus Amounts attributed to the Pre-Submission Milestones for [*], [*] of any earned New Bonus Amounts attributed to the Pre-Submission Milestones for [*], and, to the extent earned, [*] of the submittal Bonus for [*] in Nevada, Mississippi and New Jersey (Milestone 4C-3c), [*] of the [*] to (Milestones 4C-3b and 4D-3) and the New Jersey approval Bonus for [*] (Milestone 4D-4a) shall be paid to LICENSOR within [*] of receipt of such New Jersey approval for [*].

Subject to the provisions of Paragraph B of this Exhibit D, with respect to each of GLI, Nevada and Mississippi, an amount equal to the sum of [*] of any earned New Bonus Amounts attributed to the Pre-Submission Milestones for [*] and, to the extent earned, [*] of the [*] (Milestone 4D-3) shall be paid to LICENSOR within [*] of completion of the corresponding approval [*] for GLI, Nevada, and Mississippi (Milestones 4D-4b, 4D-4c and 4D-4d, as applicable).”

4.3	Paragraph B.2(a) of Exhibit D is deleted in its entirety and replaced with the following: “The maximum amount of the penalty is a [*] reduction in the applicable earned Bonus Pool (as defined below) plus a Refund of [*] (the “Maximum Penalty”). With respect to either the [*] or [*] Trigger Dates (as defined below), the applicable earned Bonus Pool shall be calculated as follows:

		Bonus Pool	Trigger
Sell Version	Jurisdiction(s)	(To the extent earned)	Date

[*]

4.4	Paragraph B.2 (b) of Exhibit D is deleted in its entirety and replaced with the following:

*Information has been omitted from this document and filed separately with the Securities and Exchange Commission under a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

In the event that [*] for GLI approval (Milestone 4C-4a) is missed for any reason, the penalty, if any, which is actually assessed will be calculated using the original GLI approval Milestone Date of [*]. Approval by GLI means the first GLI approval for any GLI jurisdiction. In the event that [*] submittal Milestone for Nevada, Mississippi or New Jersey (Milestone 4C-3c) is missed, the penalty, if any, which is actually assessed for Nevada, Mississippi or New Jersey will be calculated based on [*] for such jurisdictions set forth in Exhibit C (Milestone 4C-3c). The [*] GLI approval Milestone Date (Milestone 4C-4a) and the [*] submittal Milestone Date for Nevada, Mississippi and New Jersey are referred to as the “Trigger Dates”, applicable to [*] or [*].

In the event the [*] All Tests Passed Milestone Date (Milestone 4D-3) is missed, the penalty, if any, which is actually assessed for each jurisdiction, will be calculated based on such All Tests Passed Milestone Date for [*] set forth in Exhibit C. The [*] All Tests Passed Milestone Date for New Jersey, GLI, Nevada and Mississippi is referred to as the “Trigger Date” for [*].”

4.5	Paragraph B.2(c) of Exhibit D is deleted in its entirety and replaced with the following:

“With respect to each of the jurisdictions, considered separately, for each of [*] or [*] and [*], the following penalties shall be assessed cumulatively, as described below, against the applicable Bonus Pool for each jurisdiction:

Delay after the applicable Trigger
Date for each Jurisdiction	Penalty

[*]

Notwithstanding the foregoing, upon substitution of [*] for [*] in New Jersey and, in the event that LICENSEE elects to substitute [*] for [*] in either or both Nevada or Mississippi, upon such substitution in Nevada or Mississippi, any delay incurred in submission (calculated pursuant to Paragraph B.2 (d) below) shall be deemed locked as of the date of successful completion of the All Tests Passed Milestone for the substitute

*Information has been omitted from this document and filed separately with the Securities and Exchange Commission under a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

[*] for purposes of calculating any penalty that may be charged against the applicable Bonus Pool for [*]. In the event of substitution of [*] for [*], it is the intention of the parties that any penalties resulting from delays incurred in completion of the All Tests Passed for [*] (calculated pursuant to Paragraph B.2 (d) below) only be charged against the applicable Bonus Pool for [*].

4.6	Paragraph B.2 (d) of Exhibit D is deleted in its entirety and replaced with the following:

“The following shall apply in determining the amount of any penalty that may be assessed against the applicable Bonus Pool for any jurisdiction with respect to either [*] or [*]:

With respect to [*] submission for New Jersey, Nevada and Mississippi and with respect to completion of the [*] “all test pass” Milestone for all jurisdictions, the aggregate delay after the applicable Trigger Date shall be deemed to equal the sum of (i) the number of [*] after the applicable Trigger Date that submission of [*] occurs in any of Nevada, Mississippi or New Jersey or the “all test pass” Milestone for [*], as applicable, is actually completed, and (ii) any delay incurred as a result of Major Defects arising with respect to the Licensed Property (excluding Defects solely caused by LICENSEE’s game development and Top Box development) after submission to the applicable jurisdiction, such delay being calculated as the number of [*] from the time LICENSOR is notified of such Major Defect to the date the fix for such Defect is submitted to LICENSEE. For example purposes only, if the submission Milestone for [*] is met on [*] and, following submission, LICENSOR is notified on [*] of a Major Defect, which LICENSOR fixes and such fix is submitted to LICENSEE on [*], and subsequently, [*] approves [*] without further delay, the [*] submission will be deemed to have been [*] late.

4.7	Paragraph B.2 (e) of Exhibit D is deleted in its entirety and replaced with the following: “Notwithstanding anything to the contrary herein, including (d) above, if the actual Trigger Date for any of the jurisdictions is [*] or more late, then the penalty shall be a [*] reduction in the applicable Bonus Pool for such Trigger Date and, with respect to [*] only, if the actual Trigger Date for any of the jurisdictions is one year or more late, the Refund owed by LICENSOR to LICENSEE shall equal an amount from [*] for a single jurisdiction up to [*] for all jurisdictions.”

5.	Miscellaneous

5.1 Except as specifically modified or amended by the Amendment, all of the terms and conditions of the Agreement are unmodified and shall remain in full force and effect. In the event of conflict between the terms of the Agreement and this Amendment, this Amendment shall control.

5.2	This Amendment may be executed in any number of counterparts, each of which shall be deemed to constitute but one and the same instrument.

*Information has been omitted from this document and filed separately with the Securities and Exchange Commission under a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

5.3	Captions contained in this Amendment are inserted only as a matter of convenience and reference. Such captions shall not be construed to define, limit, extend or describe the intent of any provision of this amendment.

          IN WITNESS WHEREOF, the parties hereto, have by their duly authorized representatives executed this Agreement as of the day and year first above written.

SIERRA DESIGN GROUP		WMS GAMING INC.

By:	/s/ Robert A. Luciano, Jr.	By:	/s/ Brian R. Gamache

Name: Robert A. Luciano, Jr.		Name: Brian R. Gamache
Title: President		Title: President & CEO

ANNEX 1.2
[*]

*Information has been omitted from this document and filed separately with the Securities and Exchange Commission under a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

ANNEX 1.3
[*]

*Information has been omitted from this document and filed separately with the Securities and Exchange Commission under a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

ANNEX 2.3
MILESTONES
[*]

*Information has been omitted from this document and filed separately with the Securities and Exchange Commission under a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.